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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                February 5, 2004

                              INTERMET Corporation
             (Exact name of registrant as specified in its charter)

              Georgia                    0-13787                58-1563873
  (State or other jurisdiction of      (Commission             (IRS Employer
           incorporation)              File Number          Identification No.)

           5445 Corporate Drive, Suite 200, Troy, Michigan 48098-2683
              (Address of principal executive offices)     (Zip code)

                                 (248) 952-2500
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits. The following exhibit is being furnished herewith:

                  99.1     INTERMET Corporation press release dated February 5,
                           2004


Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12)

On February 5, 2004, INTERMET Corporation issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 9 of this Current Report on Form 8-K of INTERMET Corporation is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with the guidance provided under Release No. 34-47583.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INTERMET Corporation

                                                  By: /s/ Alan J. Miller
                                                      --------------------------
                                                      Alan J. Miller
                                                      Vice President, General
                                                      Counsel and Assistant
                                                      Secretary

Date: February 5, 2004


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                                 EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

EX-99.1                    INTERMET Corporation Press Release dated February 5,
                           2004